                                                                    Exhibit 99.1

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================



                           $650,000,000 (approximate)

                         [LOGO OF CONSECO FINANCE CORP.]


                      Conseco Finance Securitizations Corp.

                                     Seller


                              Conseco Finance Corp.

                                    Servicer

      Certificates for Home Equity and Home Improvement Loans Series 2001-B

--------------------------------------------------------------------------------
The analysis in this report is based on information provided by Conseco Finance Securitizations Corp. (the "Seller"). Deutsche Banc Alex. Brown Inc. ("DBAB") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBAB and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBAB is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBAB in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBAB nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBAB AND NOT BY THE SELLER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBAB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE SELLER IN CONNECTION WITH THE PROPOSED TRANSACTION.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


                         TERM SHEET DATED April 18, 2001
                      Conseco Finance Securitizations Corp.
     Certificates for Home Equity and Home Improvement Loans, Series 2001-B
                           $650,000,000 (Approximate)
                               Subject to Revision

SELLER:           Conseco Finance Securitizations Corp.
SERVICER:         Conseco Finance Corp. ("Conseco")
TRUSTEE:          U.S. Bank Trust National Association, St. Paul, Minnesota
LEAD UNDERWRITER: Deutsche Banc Alex. Brown
CO-UNDERWRITERS:  Credit Suisse First Boston
                  Lehman Brothers
                  Merrill Lynch & Co.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Expected
                                              Est.      Est.    Est. Prin.    Est. Prin.      Final           Expected Ratings
                                              WAL       WAL       Window        Window       Payment    ---------------------------
                   Approx.                   (yrs)     (yrs)       (mos)         (mos)       Date (to
    Class           Size          Type       Call(1)  Maturity    Call(1)      Maturity       call)        S&P     Moody's   Fitch
------------------------------------------------------------------------------------------------------  -------- ---------- -------
Group I
-------
I-A-1           171,619,000      SEN/SEQ      0.90      0.90       1 - 19       1 - 19       12/2002       AAA       Aaa      AAA
I-A-2            68,239,000      SEN/SEQ      2.00      2.00      19 - 28      19 - 28       09/2003       AAA       Aaa      AAA
I-A-3            73,625,000      SEN/SEQ      3.00      3.00      28 - 48      28 - 48       05/2005       AAA       Aaa      AAA
I-A-4            48,074,000      SEN/SEQ      5.00      5.00      48 - 74      48 - 74       07/2007       AAA       Aaa      AAA
I-A-5(2)         50,904,000      SEN/SEQ      7.56      9.23      74 - 95      74 - 201      04/2009       AAA       Aaa      AAA
I-IO(3)(4)      125,000,000       SEN/IO      0.86(5)   0.86(5)  20 months     20 months     01/2003       AAA       Aaa      AAA
I-M-1            41,497,000        MEZ        5.38      5.92      38 - 95      38 - 173      04/2009       AA        Aa2       AA
I-M-2            27,665,000        MEZ        5.37      5.84      37 - 95      37 - 156      04/2009       A-        A2        A
I-B-1            21,377,000        SUB        5.36      5.65      37 - 95      37 - 134      04/2009      BBB-      Baa2      BBB

Group II
--------
II-A-1A(2)       36,190,000      SEN/SEQ      3.15      3.55       1 - 109      1 - 223      06/2010       AAA       Aaa      AAA
II-A-1           41,578,000      SEN/SEQ      1.00      1.00       1 - 25       1 - 25       06/2003       AAA       Aaa      AAA
II-A-2           20,097,000      SEN/SEQ      3.00      3.00      25 - 54      25 - 54       11/2005       AAA       Aaa      AAA
II-A-3(2)        15,324,000      SEN/SEQ      7.07      7.61      54 - 109     54 - 180      06/2010       AAA       Aaa      AAA
II-M-1           10,658,000        MEZ        6.10      6.71      37 - 109     37 - 201      06/2010       AA        Aa2       AA
II-M-2            8,085,000        MEZ        6.10      6.68      37 - 109     37 - 188      06/2010        A        A2        A
II-B-1            7,350,000        SUB        6.10      6.64      37 - 109     37 - 174      06/2010       BBB      Baa2      BBB

Combined
--------
B-2               7,718,000        SUB                                            NOT OFFERED
-----------------------------------------------------------------------------------------------------------------------------------

(1)  All Offered Certificates are priced to [10]% call.
(2) In the event that the Purchase Option is not exercised, the Class I-A-5, Class II-A-1A and Class II-A-3 pass-through rate will increase by [ ]%.
(3) The Class I-IO Certificate is an interest only certificate and is not entitled to receive principal payments.
(4) The Class I-IO Certificate will bear interest on the notional balance at a rate of [ ]% per annum for the first 20 months.
(5)  Modified Duration

Pricing Speed:    Group I Mortgage Loans - 125% PPC - 100% PPC (Prepayment
                  Assumption) assumes a constant prepayment of 4% in month one increased by approximately an additional 1.45% each month to 20% CPR in month twelve, and remaining at 20% CPR thereafter.

                  Group II Mortgage Loans - 100% PPC



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

Seller:           Conseco Finance Securitizations Corp.

Servicer:         Conseco Finance Corp. ("Conseco")

Trustee:          U.S. Bank Trust National Association, St. Paul, Minnesota

Statistical
Calculation Date: March 31, 2001

Cut-off Date:     The trust will be entitled to receive all payments due after
                  March 31, 2001 for all loans other than the Subsequent Loans.
                  For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of either the calendar month in which the subsequent closing occurs or the preceding month, as specified by the Seller.

Expected Closing
Date:             May 1, 2001

Expected Pricing
Date:             The week of April [20], 2001

Registration:     The Offered Certificates will be available in book-entry form through DTC, Euroclear or Clearstream.

Record Date:      The business day just before the Payment Date.

Payment Date:     The 15th day of each month (or if such 15th day is not a
                  business day, the next succeeding business day) commencing in June 2001.

Mortgage Loan
Groups: 1) Group I consists of home equity loans with a combined loan-to-value ratio less than 100%. Group I generally supports the Group I certificates;
                  2) Group II-A consists of home equity loans with a combined loan-to-value ratio greater than 100% and Group II-B consists of home improvement loans. Group IIA and Group IIB generally support the Group II certificates;

Day Count:        30/360

Denominations:    $1,000 minimum and integral multiples of $1,000 in excess
                  thereof.

Tax Status:       REMIC Election

ERISA: The Class I-A Certificates, Class I-IO Certificates, Class I-M Certificates, Class I-B-1 Certificates, and the Class II-A Certificates are expected to be ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Legal Final
Maturity:         June 2032



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

Initial
Mortgage Loans:   The statistical information presented in this Term Sheet is with respect to the Initial Mortgage Loans (the "Initial
                  Mortgage Loans") only and is based on balances as of the close of business on March 31, 2001. The Initial Mortgage Loans will include fixed rate, home improvement loans and fixed and adjustable rate, closed end home equity loans secured by first, second, third, or fourth priority liens on the related properties. The total Initial Mortgage Loans will consist of 8,475 loans, with a principal balance of $458,136,588.75. The
                  Initial Mortgage Loans have been divided into two separate
                  Mortgage Loan Groups. The Initial Group I will consist of
                  4,438 home equity loans with a principal balance of $333,117,378.32. The Initial Group II will consist of 4,037 home improvement loans and home equity loans with a principal balance of $125,019,210.43. The Initial Group II will be further divided into Group II-A and Group II-B. Group II-A will consist of 575 home equity loans with a principal balance of $43,680,054.69 and Group II-B will consist of 3,462 home improvement loans with a principal balance of $81,339,155.74.

Additional
Collateral:       Between the Statistical Calculation Date and the Expected
                  Closing Date, the Seller expects to deposit Additional
                  Mortgage Loans ("Additional Mortgage Loans"). It is expected that the Additional Mortgage Loans deposited for each group will have characteristics which are substantially similar to the Initial Mortgage Loans for each group.

Pre-Funding
Feature And
Subsequent
Mortgage Loans:   On the Closing Date, a portion of the proceeds from the sale of the Offered Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in two segregated accounts (the
                  "Pre-Funding Accounts") and used by the Trust to purchase additional Mortgage Loans (the "Subsequent Loans") during the approximately 90-day period following the Closing Date (the
                  "Pre-Funding Period). The amount on deposit in the Pre-Funding
                  Accounts is not expected to exceed 25% of the original principal balance of the Offered Certificates. The Pre-Funded
                  Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account for Group I following the Pre-Funding Period will be paid sequentially to the Class I-A
                  Certificateholders. Any amounts remaining in the Pre-Funding
                  Account for Group II following the Pre-Funding Period will be paid sequentially to the Class II-A Certificateholders.

Final Mortgage
Loan Groups:      Final Mortgage Loan Groups will be based on balances as of the related Cut-off Date. The collateral composition of the pools is expected to be similar to the Initial Mortgage Loan Groups.

Servicing Fee
Rate:             50 basis points

Distributions:    On each Payment Date distributions on the certificates will be made to the extent of the Amount Available for the related
                  Mortgage Loan Group. The "Amount Available" for each Mortgage
                  Loan Group will generally consist of payments made on or in respect of the Mortgage Loans in such Mortgage Loan Group, and will include amounts otherwise payable to the Servicer (so long as Conseco is the Servicer) as the Monthly Servicing Fee, and amounts otherwise payable to the Class C
                  Certificateholders.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

Interest on the
Class A, M-1, M-2,
and B-1
Certificates:     On each Payment Date the Group I Amount Available will be
                  distributed to pay interest as follows:

                  o First to each class of the Class I-A Certificates (I-A-1, I-A-2, I-A-3, I-A-4, I-A-5) and the Class I-IO Certificates concurrently,
                  o        then to the Class I-M-1 Certificates,
                  o        then to the Class I-M-2 Certificates, and
                  o        then to the Class I-B-1 Certificates.

                  On each Payment Date the Group II Amount Available will be distributed to pay interest as follows:

                  o First to each class of the Class II-A Certificates (II-A-1, II-A-2, II-A-3) concurrently,
                  o        then to the Class II-M-1 Certificates,
                  o        then to the Class II-M-2 Certificates, and
                  o        then to the Class II-B-1 Certificates.

                  Interest will accrue on each outstanding Class A Certificate principal balance, the Class I-IO Certificate notional balance, each Class M-1 adjusted principal balance, each Class M-2 adjusted principal balance, and each Class B-1 adjusted principal balance, at the related pass-through rate calculated on a 30/360 basis. Interest will initially accrue from the Closing Date and thereafter from the most recent Payment Date on which interest has been paid, in each case to, but excluding, the following Payment Date.

                  The adjusted principal balance of any of the Class M-1, Class M-2, and Class B-1 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

                  The Class I-IO certificate will have a notional balance equal to (i) on and before the January 2003 Payment Date, the lesser of $125,000,000 or the outstanding principal balance of the Class I-A Certificates and (ii) after the January 2003 Payment Date, $0.

Step-up Coupon:   In the event that the Purchase Option is not exercised, the
                  Class I-A-5, Class II-A-1A, and Class II-A-3 pass-through rate will increase by [ ]%.

Interest
Shortfalls And
Carryovers:       If the Amount Available for a Mortgage Loan Group on any
                  Payment Date is insufficient to make the full distributions of interest to a class of certificates in the related group (the related Class A Certificates should be treated as a single class for this purpose), the related Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class. Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

Principal
Distributions:    On each Payment Date after all interest is paid to the Class
                  I-A, Class I-M-1, Class I-M-2, and Class I-B-1
                  Certificateholders, the remaining Group I Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                  i) first, to the Class I-A Certificates, the Class I-A Formula Principal Distribution Amount;
                  ii) then, to the Class I-M-1 Certificates, the Class I-M-1 Formula Principal Distribution Amount;
                  iii) then, to the Class I-M-2 Certificates, the Class I-M-2 Formula Principal Distribution Amount; and
                  iv) then, to the Class I-B-1 Certificates, the Class I-B-1 Formula Principal Distribution Amount.

                  On each Payment Date after all interest is paid to the Class II-A, Class II-M-1, Class II-M-2, and Class II-B-1 Certificateholders, the remaining Group II Amount Available will be distributed to make principal distributions as follows and in the following order of priority:

                  i) first, to the Class II-A Certificates, the Class II-A Formula Principal Distribution Amount;
                  ii) then, to the Class II-M-1 Certificates, the Class II-M-1 Formula Principal Distribution Amount;
                  iii) then, to the Class II-M-2 Certificates, the Class II-M-2 Formula Principal Distribution Amount; and
                  iv) then, to the Class II-B-1 Certificates, the Class II-B-1 Formula Principal Distribution Amount.

                  On each Payment Date, the Class I-A Formula Principal Distribution Amount will be distributed sequentially to the Class I-A Certificates, and the Class II-A Formula Principal Distribution Amount will be distributed to the Class II-A Certificates based on the Class II-A Principal Allocation Percentage.

                  The Class II-A Principal Allocation Percentage for any Payment Date is the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class II-A Certificates (other than the Class II-A-1A Certificates), the numerator of which is (x) the portion of the Class II-A Formula Principal Distribution Amount for such Payment Date that is attributable to principal received or advanced on the Group II-B Mortgage Loans, and the denominator of which is (y) the Class II-A Formula Principal Distribution Amount for such Payment Date, and (ii) in the case of the Class II-A-1A Certificates, the numerator of which is (x) the portion of the Class II-A Formula Principal Distribution Amount for such Payment Date that is attributable to principal received or advanced on the Group II-A Mortgage Loans, and the denominator of which is (y) the Class II-A Formula Principal Distribution Amount for such Payment Date.

                  If the related Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates in the related group, the related Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among such class.

Group I Formula
Principal
Distribution
Amount: On each Payment Date will generally be equal to the sum of (i) all scheduled payments of principal due on each outstanding Group I loan during the related Due Period, (ii) the scheduled principal balance of each Group I loan which, during the related Due Period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group I loan, (iv) the scheduled principal balance of each Group I loan that became a liquidated loan during the related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

Group II Formula
Principal
Distribution
Amount: On each Payment Date will generally be equal to the sum of (i) all scheduled payments of principal due on each outstanding Group II loan during the related Due Period, (ii) the scheduled principal balance of each Group II loan which, during the related Due Period, was repurchased by the Seller,
                  (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of each Group II loan, (iv) the scheduled principal balance of each Group II loan that became a liquidated loan during the related Due Period, and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available.

Class A Formula
Principal
Distribution
Amount: The Class A Formula Principal Distribution Amount will generally be equal to (i) if the Payment Date is prior to the related Stepdown Date or a Trigger Event exists, the respective Group I or Group II Formula Principal Distribution Amount, or (ii) with respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of (i) the related Class A Certificate Principal Balance immediately prior to such Payment Date over
                  (ii) the lesser of (a) 58.5% for Group I or 48.5% for Group II of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group on the preceding Due Date and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $2,515,000 for Group I or $735,000 for Group II.

Class M-1 Formula
Principal
Distribution
Amount: With respect to any Payment Date on or after the related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum of (A) the related Class A Certificate Principal Balance and
                  (B) the related Class M-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of
                  (a) 75.00% for Group I or 63.00% for Group II of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group on the preceding Due Date and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $2,515,000 for Group I or $735,000 for Group II.

Class M-2 Formula
Principal
Distribution
Amount: With respect to any Payment Date on or after the related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum of (A) the related Class A Certificate Principal Balance and
                  (B) the related Class M-1 Certificate Principal Balance and
                  (C) the related Class M-2 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of
                  (a) 86.0% for Group I or 74.0% for Group II of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group on the preceding Due Date and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $2,515,000 for Group I or $735,000 for Group II.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

Class B-1 Formula
Principal
Distribution
Amount: With respect to any Payment Date on or after the related Stepdown Date and as long as a Trigger Event is not in effect for the related Mortgage Loan Group, the excess of (i) the sum of (A) the related Class A Certificate Principal Balance and
                  (B) the related Class M-1 Certificate Principal Balance (C) the related Class M-2 Certificate Principal Balance and (D) the related Class B-1 Certificate Principal Balance immediately prior to such Payment Date over (ii) the lesser of
                  (a) 94.5% for Group I or 84.0% for Group II of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Mortgage Loan Group on the preceding Due Date and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans in such Mortgage Loan Group on the preceding Payment Date less $2,515,000 for Group I or $735,000 for Group II.

Stepdown Date:    With respect to each Mortgage Loan Group, the earlier to occur of (i) the later to occur of (A) the Payment Date in June 2004 and (B) the first Payment Date on which the related Class A
                  Certificate Principal Balance is less than or equal to 58.50% for Group I or 48.50% for Group II of the Scheduled Principal
                  Balances of the Mortgage Loans in such Mortgage Loan Group and
                  (ii) the Payment Date on which the Certificate Principal
                  Balance of the related Class A Certificates has been reduced to zero.

Trigger Event:    A Trigger Event is in effect for the Group I and Group II
                  certificates if on that Payment Date:

                  (1) The three-month rolling average percentage of the related loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Senior Enhancement Percentage for the related Certificates and (b) [ ]% for Group I and [ ]% for Group II; or
                  (2)      The cumulative realized losses test is not satisfied.

Cumulative
Realized Losses
Test: The Cumulative Realized Losses Test is satisfied for any Payment Date if the cumulative realized loss ratio for the loans for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                            Group I                                       Group II
                            -------                                       --------
                  Month                     Percentage         Month                   Percentage
                  -----                     ----------         -----                   ----------
                  37-48                        [ ]%            37-48                      [ ]%
                  49-60                        [ ]%            49-60                      [ ]%
                  61-72                        [ ]%            61-72                      [ ]%
                  73 and thereafter            [ ]%            73 and thereafter          [ ]%

Senior Enhancement
Percentage:       The Senior Enhancement Percentage for Group I and Group II for
                  any Payment Date will equal the percentage obtained by dividing (i) the excess of (A) the related Pool Scheduled
                  Principal Balance over (B) the related Class A Certificate
                  Principal Balance, by (ii) the related Pool Scheduled
                  Principal Balance.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

Credit Support
Percentage:

                                                       Group I

                                        Initial Credit                               After Stepdown
                                            Support                                       Date
                  Rating                    Percent              Rating                  Percent
                  ------                    -------              -------                 -------
                  AAA/Aaa/AAA                18.00%              AAA/Aaa/AAA             41.50%
                  AA/Aa2/AA                  9.75%               AA/Aa2/AA               25.00%
                  A/A2/A-                    4.25%               A/A2/A-                 14.00%
                  BBB/Baa2/BBB-              0.00%               BBB/Baa2/BBB-            5.50%

                                                       Group II

                                        Initial Credit                               After Stepdown
                                            Support                                       Date
                  Rating                    Percent              Rating                  Percent
                  ------                    -------              ------                  -------
                  AAA/Aaa/AAA                23.00%              AAA/Aaa/AAA             51.50%
                  AA/Aa1/AA                  15.75%              AA/Aa1/AA               37.00%
                  A/A1/A-                    10.25%              A/A1/A-                 26.00%
                  BBB/Baa2/BBB-              5.25%               BBB/Baa2/BBB-           16.00%


Losses on
Liquidated Home
Equity and Home
Improvement
Loans: If net liquidation proceeds from liquidated loans in Group I or Group II in the respective collection period are less than the respective group's scheduled principal balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed by the Class C Certificateholder, then the Servicing Fee otherwise payable to the Servicer (as long as Conseco is the Servicer), then the Class B-2 Certificateholders, then the respective Class B-1 Certificateholders, then the respective Class M-2 Certificateholders and then the respective Class M-1 Certificateholders.

Overcollatera-
lization:         There will be overcollateralization of approximately 0%
                  building to the Target Overcollateralization Amount.

                  The certificateholders will be entitled to receive additional distributions in respect of principal on each Payment Date to the extent there is any amount available remaining after payment of all interest and principal on the certificates and the Monthly Servicing Fee for such Payment Date, until the overcollateralization amount equals the Target Overcollateralization Amount. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described in the prospectus supplement.

Target Overcolla-
teralization
Amount: The Target Overcollateralization Amount will equal 2.75% of the sum of (A) the aggregate Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the related Pre-Funding Account on the Closing Date.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

Required Overcol-
lateralization
Amount: Required Overcollateralization Amount means prior to the Stepdown Date and assuming no Trigger Event is in effect, (x) an amount equal to 2.75% of the sum of (A) the aggregate Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the related Pre-Funding Account on the Closing Date, and (y) on and after the Stepdown Date, an amount equal to 5.50% of the Principal Balance of the Mortgage Loans as of the last day of the related collection period, subject to a minimum amount equal to the Overcollateralization Floor. If a Trigger Event is in effect, the Minimum Overcollateralization Percentage shall be no less than 3.00% of the of the sum of (A) the aggregate Cut-off Date principal balance of Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the related Pre-Funding Account on the Closing Date.

Overcollaterali-
zation Floor:     The Overcollateralization Amount Floor is $2,515,000 for Group
                  I and $735,000 for Group II.

Cross-collaterali-
zation: In the event that collections with respect to a particular Mortgage Loan Group are in excess of the amount required to pay interest and principal due on the certificates related to such Mortgage Loan Group on a given Payment Date, such excess will be available to pay interest and principal then due on any certificates related to the other Mortgage Loan Group to the extent that collections with respect to such Mortgage Loan Group are not sufficient to pay interest and principal due on such Payment Date on such certificates.

Purchase Option:  Beginning on the Payment Date when the scheduled principal balance of the loans in either Group is less than [10]% of the Cut-off Date principal balance of the loans of that Group, the holder of the Class C Certificates will have the right to repurchase all of the outstanding loans of that Group, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

DESCRIPTION OF THE COLLATERAL
GROUP I
Summary

                                                                           Total               Minimum               Maximum
                                                                           -----               -------               -------
----------------------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance         $333,117,378.32
Number of Loans                                                            4,438
Average Original Loan Balance                                         $75,211.75            $10,000.00           $471,000.00
Average Current Loan Balance                                          $75,060.25             $5,321.36           $471,000.00
Weighted Average Combined LTV                                             90.09%                10.26%               100.00%
Weighted Average Gross Coupon                                            12.703%                4.860%               18.650%
Weighted Average Remaining Term to Maturity (months)                         275                    14                   360
Weighted Average Original Term (months)                                      276                    36                   360
Weighted Average FICO Credit Score                                           623                   439                   829
Weighted Average Debt to Income Ratio                                      43.56                  5.00               100.00%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Percent of Statistical Calculation
                                                                                         ----------------------------------
                                                             Range                             Date Principal Balance
                                                             -----                             ----------------------
     Fully Amortizing Mortgage Loans                                                                    79.93%
     Balloon Mortgage Loans                                                                             20.07%

     Lien Position                                           First                                       78.91%
                                                             Second                                      20.64%
                                                             Third                                        0.45%

     Property Type                                           Manufactured Homes                          4.45%
                                                             Single Family                              92.85%
                                                             Other                                       2.69%

     Occupancy Status                                        Primary                                    98.17%
                                                             Investment                                  1.83%

     Geographic Distribution                                 California                                  13.04%
                                                             Texas                                        7.31%
                                                             Florida                                      6.79%
                                                             Michigan                                     5.93%

     Largest Zip Code Concentration                          94553 (CA)                                  0.26%

     Credit Grade                                            A-1                                         52.52%
                                                             A-2                                         24.21%
                                                             B                                           18.17%
                                                             B Total Equity                               0.01%
                                                             C                                            5.00%
                                                             D                                            0.10%

     Delinquency                                               0 - 29 Days                              98.36%
                                                             30 - 59 Days                                1.64%

----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
GEOGRAPHIC DISTRIBUTION - GROUP I

                                                       Aggregate Principal                % of Group I by
     State or Territory        Number of Loans         Balance Outstanding         Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------
Alabama                               106                 $7,251,685.65                          2.18%
Arizona                               127                 11,096,936.75                          3.33
Arkansas                               46                  2,729,799.30                          0.82
California                            402                 43,445,118.50                         13.04
Colorado                               95                  8,709,557.37                          2.61
Connecticut                            79                  7,121,665.55                          2.14
Delaware                               11                    873,898.97                          0.26
District of Columbia                    6                    552,964.00                          0.17
Florida                               259                 22,625,922.10                          6.79
Georgia                               131                 10,019,648.63                          3.01
Idaho                                   9                    733,297.77                          0.22
Illinois                              192                 12,416,129.25                          3.73
Indiana                                80                  4,589,892.99                          1.38
Iowa                                   98                  6,531,163.35                          1.96
Kansas                                 57                  3,145,061.80                          0.94
Kentucky                               41                  2,686,643.17                          0.81
Louisiana                              75                  6,201,341.43                          1.86
Maine                                  12                    705,078.41                          0.21
Maryland                               31                  2,191,317.94                          0.66
Massachusetts                          61                  4,406,904.30                          1.32
Michigan                              243                 19,758,257.15                          5.93
Minnesota                             159                 10,845,819.19                          3.26
Mississippi                            56                  3,987,499.72                          1.20
Missouri                              136                  8,475,383.64                          2.54
Montana                                 3                    310,011.02                          0.09
Nebraska                               40                  2,514,179.56                          0.75
Nevada                                 44                  2,250,117.21                          0.68
New Hampshire                          26                  1,617,342.63                          0.49
New Jersey                             72                  6,288,999.88                          1.89
New Mexico                             16                  1,560,623.25                          0.47
New York                              167                 13,038,769.32                          3.91
North Carolina                        100                  8,582,209.96                          2.58
North Dakota                            9                    412,321.19                          0.12
Ohio                                  130                  9,373,545.70                          2.81
Oklahoma                               52                  3,492,349.24                          1.05
Oregon                                 22                  1,460,906.91                          0.44
Pennsylvania                          230                 12,411,521.11                          3.73
Rhode Island                           17                  1,266,593.42                          0.38
South Carolina                        111                  8,338,795.60                          2.50
South Dakota                           13                    755,579.93                          0.23
Tennessee                              95                  7,541,961.33                          2.26
Texas                                 458                 24,351,745.55                          7.31
Utah                                   23                  1,746,414.41                          0.52
Vermont                                11                    545,943.53                          0.16
Virginia                               81                  6,437,413.35                          1.93
Washington                             98                 11,229,350.43                          3.37
West Virginia                          31                  1,745,231.93                          0.52
Wisconsin                              69                  4,431,449.70                          1.33
Wyoming                                 8                    313,015.23                          0.09
-------                                 -                    ----------                          ----
Total                               4,438               $333,117,378.32                        100.00%

-------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
YEAR OF ORIGINATION - GROUP I

                                                                 Aggregate Principal                 % of Group I by
     Year of Origination             Number of Loans             Balance Outstanding          Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
1995                                          1                         $40,129.18                           0.01%
1997                                          6                         225,917.12                           0.07
1998                                          9                         267,356.00                           0.08
1999                                         70                       4,609,519.22                           1.38
2000                                        709                      44,807,957.51                          13.45
2001                                      3,643                     283,166,499.29                          85.01
----                                      -----                     --------------                          -----
Total                                     4,438                    $333,117,378.32                         100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION - GROUP I

               Range of                 Number of Loans      Aggregate Principal               % of Group I by
       Original Loan Amount ($)                              Balance Outstanding        Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------
10,000.00 - 19,999.99                          313              $4,668,210.25                        1.40%
20,000.00 - 29,999.99                          553              13,689,145.87                        4.11
30,000.00 - 39,999.99                          546              18,743,306.06                        5.63
40,000.00 - 49,999.99                          471              21,020,958.60                        6.31
50,000.00 - 59,999.99                          390              21,229,055.21                        6.37
60,000.00 - 69,999.99                          350              22,492,069.56                        6.75
70,000.00 - 79,999.99                          329              24,378,334.66                        7.32
80,000.00 - 89,999.99                          205              17,218,501.34                        5.17
90,000.00 - 99,999.99                          210              19,810,951.20                        5.95
100,000.00 - 109,999.99                        179              18,672,632.47                        5.61
110,000.00 - 119,999.99                        137              15,683,346.69                        4.71
120,000.00 - 129,999.99                        123              15,253,738.63                        4.58
130,000.00 - 139,999.99                        111              14,884,643.67                        4.47
140,000.00 - 149,999.99                         68               9,808,747.26                        2.94
150,000.00 - 159,999.99                         71              10,963,574.23                        3.29
160,000.00 - 169,999.99                         50               8,197,194.72                        2.46
170,000.00 - 179,999.99                         43               7,515,326.78                        2.26
180,000.00 - 189,999.99                         42               7,714,216.77                        2.32
190,000.00 - 199,999.99                         32               6,218,743.42                        1.87
200,000.00 - 209,999.99                         39               7,956,013.12                        2.39
210,000.00 - 219,999.99                         22               4,719,117.11                        1.42
220,000.00 - 229,999.99                         25               5,595,806.59                        1.68
230,000.00 - 239,999.99                         19               4,442,105.18                        1.33
240,000.00 - 249,999.99                         17               4,109,194.12                        1.23
250,000.00 - 259,999.99                         13               3,302,367.73                        0.99
260,000.00 - 269,999.99                         16               4,222,161.59                        1.27
270,000.00 - 279,999.99                         10               2,747,953.97                        0.82
280,000.00 - 289,999.99                          8               2,281,796.11                        0.68
290,000.00 - 299,999.99                          5               1,478,048.65                        0.44
300,000.00 - 309,999.99                          3                 912,026.70                        0.27
310,000.00 - 319,999.99                          4               1,258,307.55                        0.38
320,000.00 - 329,999.99                          1                 324,603.75                        0.10
330,000.00 - 339,999.99                          7               2,333,163.62                        0.70
340,000.00 - 349,999.99                          5               1,719,830.92                        0.52
350,000.00 - 359,999.99                         18               6,315,601.39                        1.90
360,000.00 - 369,999.99                          1                 363,700.00                        0.11
400,000.00 - 409,999.99                          1                 401,882.83                        0.12
470,000.00 - 479,999.99                          1                 471,000.00                        0.14
-----------------------                      -----            ---------------                      ------
Total                                        4,438            $333,117,378.32                      100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
INTEREST RATE DISTRIBUTION - GROUP I

     Range of Mortgage                                    Aggregate Principal                % of Group I by
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding         Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            1                      $25,843.07                           0.01%
5.001 - 5.500                            1                       49,549.85                           0.01
5.501 - 6.000                            2                      228,432.86                           0.07
6.001 - 6.500                            2                      181,723.97                           0.05
7.001 - 7.500                            2                      454,960.07                           0.14
8.001 - 8.500                            4                      837,904.95                           0.25
8.501 - 9.000                            6                      931,594.56                           0.28
9.001 - 9.500                           33                    4,332,119.66                           1.30
9.501 - 10.000                          44                    5,217,021.64                           1.57
10.001 - 10.500                         44                    6,047,306.94                           1.82
10.501 - 11.000                        163                   23,326,260.50                           7.00
11.001 - 11.500                        156                   20,113,229.52                           6.04
11.501 - 12.000                        353                   41,966,912.35                          12.60
12.001 - 12.500                        304                   31,571,859.73                           9.48
12.501 - 13.000                        818                   66,810,065.24                          20.06
13.001 - 13.500                        640                   45,417,200.37                          13.63
13.501 - 14.000                        644                   35,043,193.79                          10.52
14.001 - 14.500                        640                   25,941,409.77                           7.79
14.501 - 15.000                        480                   20,237,238.61                           6.08
15.001 - 15.500                         58                    2,694,858.94                           0.81
15.501 - 16.000                         21                    1,168,170.22                           0.35
16.001 - 16.500                         10                      255,864.00                           0.08
17.001 - 17.500                          5                       91,016.21                           0.03
17.501 - 18.000                          4                      113,087.83                           0.03
18.001 - 18.500                          2                       40,327.30                           0.01
18.501 - 19.000                          1                       20,226.37                           0.01
---------------                      -----                 ---------------                         ------
Total                                4,438                 $333,117,378.32                         100.00%




================================================================================
REMAINING MONTHS TO MATURITY - GROUP I

                                     Number of Loans
       Range of Remaining         as of the Statistical       Aggregate Principal                 % of Group I by
       Months to Maturity           Calculation Date          Balance Outstanding          Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------------
1 - 60                                       11                    $301,365.89                            0.09%
61 - 120                                    231                   8,471,270.53                            2.54
121 - 180                                   663                  41,355,218.20                           12.41
181 - 240                                 2,051                 137,534,389.69                           41.29
241 - 300                                   390                  26,427,566.46                            7.93
301 - 360                                 1,092                 119,027,567.55                           35.73
---------                                 -----                ---------------                          ------
Total                                     4,438                $333,117,378.32                          100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
LIEN POSITION - GROUP I

                                                        Aggregate Principal                 % of Group I by
       Lien Position            Number of Loans         Balance Outstanding          Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------
First                                2,791                $262,860,599.16                          78.91%
Second                               1,612                  68,770,090.61                          20.64
Third                                   35                   1,486,688.55                           0.45
-----                                -----                ---------------                         ------
Total                                4,438                $333,117,378.32                         100.00%



================================================================================
COMBINED LOAN-TO-VALUE RATIO - GROUP I

     Range of Combined                                  Aggregate Principal                 % of Group I by
  Loan-to-Value Ratios (%)      Number of Loans         Balance Outstanding          Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------
10.001 - 15.000                          7                  $174,978.06                            0.05%
15.001 - 20.000                          6                   192,711.93                            0.06
20.001 - 25.000                          5                   135,720.58                            0.04
25.001 - 30.000                         10                   275,920.41                            0.08
30.001 - 35.000                         12                   314,254.55                            0.09
35.001 - 40.000                         15                   475,556.20                            0.14
40.001 - 45.000                         24                   937,385.18                            0.28
45.001 - 50.000                         30                 1,728,152.58                            0.52
50.001 - 55.000                         29                 1,531,947.46                            0.46
55.001 - 60.000                         48                 2,702,463.23                            0.81
60.001 - 65.000                         68                 3,770,584.75                            1.13
65.001 - 70.000                        105                 6,146,836.98                            1.85
70.001 - 75.000                        184                11,521,575.39                            3.46
75.001 - 80.000                        492                30,371,205.18                            9.12
80.001 - 85.000                        396                28,076,101.39                            8.43
85.001 - 90.000                        604                49,074,684.05                           14.73
90.001 - 95.000                        838                70,146,534.90                           21.06
95.001 - 100.000                     1,565               125,540,765.50                           37.69
----------------                     -----              ---------------                          ------
Total                                4,438              $333,117,378.32                          100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


DESCRIPTION OF THE COLLATERAL
GROUP II-A
Summary

                                                                           Total               Minimum               Maximum
                                                                           -----               -------               -------
-----------------------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance          $43,680,054.69
Number of Loans                                                              575
Average Original Loan Balance                                         $76,334.98            $10,000.00           $324,000.00
Average Current Loan Balance                                          $75,965.31             $9,957.93           $322,180.62
Weighted Average Combined LTV                                            104.04%               100.00%               124.38%
Weighted Average Gross Coupon                                            12.756%                7.300%               20.490%
Weighted Average Remaining Term to Maturity (months)                         252                    48                   360
Weighted Average Original Term (months)                                      255                    60                   360
Weighted Average FICO Credit Score(1)                                        630                   481                   789
Weighted Average Debt to Income Ratio                                     46.27%                12.00%                92.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Percent of Statistical Calculation
                                                                                         ----------------------------------
                                                          Range                                Date Principal Balance
                                                          -----                                ----------------------
     Fully Amortizing Mortgage Loans                                                                     67.11%
     Balloon Mortgage Loans                                                                              32.89%

     Lien Position                                        First                                          79.24%
                                                          Second                                         20.52%
                                                          Third                                           0.24%

     Property Type                                        Manufactured Homes                              1.53%
                                                          Single Family                                  96.04%
                                                          Other                                           2.43%

     Occupancy Status                                     Primary                                       100.00%

     Geographic Distribution                              Michigan                                        6.69%
                                                          Pennsylvania                                    6.65%
                                                          California                                      6.49%
                                                          Florida                                         5.00%

     Largest Zip Code Concentration                       06610 (CT)                                      0.82%

     Credit Grade                                         A-1                                            71.75%
                                                          A-2                                            18.57%
                                                          A Total Equity                                  0.18%
                                                          B                                               8.21%
                                                          B Total Equity                                  0.02%
                                                          C                                               1.26%

     Delinquency                                           0 - 29 Days                                   92.60%
                                                          30 - 59 Days                                    7.40%

-----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
GEOGRAPHIC DISTRIBUTION - GROUP II-A

                                                       Aggregate Principal              % of Group II-A by
     State or Territory        Number of Loans         Balance Outstanding         Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------
Alabama                                 4                   $224,622.26                           0.51%
Arizona                                21                  1,993,403.35                           4.56
Arkansas                               13                    983,468.83                           2.25
California                             35                  2,835,749.20                           6.49
Colorado                               17                  1,758,724.94                           4.03
Connecticut                            14                  1,251,273.89                           2.86
Delaware                                1                     46,699.28                           0.11
Florida                                25                  2,185,038.63                           5.00
Georgia                                18                  1,621,104.08                           3.71
Idaho                                   2                    290,526.39                           0.67
Illinois                               30                  1,900,348.79                           4.35
Indiana                                15                    963,968.53                           2.21
Iowa                                   25                  1,453,877.17                           3.33
Kansas                                 14                  1,039,306.44                           2.38
Kentucky                                5                    304,451.05                           0.70
Louisiana                               9                    620,265.88                           1.42
Maine                                   2                     78,657.42                           0.18
Maryland                                5                    120,918.58                           0.28
Massachusetts                           3                    302,124.96                           0.69
Michigan                               32                  2,921,843.49                           6.69
Minnesota                              22                  1,358,264.77                           3.11
Mississippi                             6                    466,064.70                           1.07
Missouri                               24                  1,895,921.54                           4.34
Nebraska                               12                    911,453.51                           2.09
Nevada                                 10                    424,251.02                           0.97
New Hampshire                           4                    183,426.45                           0.42
New Jersey                             11                    794,247.82                           1.82
New Mexico                              2                    144,063.67                           0.33
New York                               29                  1,702,791.74                           3.90
North Carolina                          2                    143,681.29                           0.33
North Dakota                            4                    239,184.59                           0.55
Ohio                                   17                  1,465,864.94                           3.36
Oklahoma                               13                    953,188.81                           2.18
Pennsylvania                           42                  2,903,852.15                           6.65
South Carolina                         13                  1,250,654.80                           2.86
South Dakota                            6                    398,274.08                           0.91
Tennessee                              15                  1,385,430.73                           3.17
Texas                                  11                    226,615.14                           0.52
Utah                                    3                    219,209.42                           0.50
Vermont                                 3                    165,106.15                           0.38
Virginia                               13                  1,252,159.75                           2.87
Washington                             10                  1,162,953.49                           2.66
West Virginia                           2                    170,824.08                           0.39
Wisconsin                              11                    966,196.89                           2.21
---------                             ---                --------------                         ------
Total                                 575                $43,680,054.69                         100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
YEAR OF ORIGINATION - GROUP II-A

                                                                 Aggregate Principal                % of Group II-A by
     Year of Origination             Number of Loans             Balance Outstanding          Outstanding Principal Balance
---------------------------------------------------------------------------------------------------------------------------------
1989                                         1                        $32,904.67                             0.08%
1997                                         2                         88,076.20                             0.20
1998                                         1                         36,365.49                             0.08
1999                                        10                        609,445.65                             1.40
2000                                       187                     14,659,703.50                            33.56
2001                                       374                     28,253,559.18                            64.68
----                                       ---                    --------------                           ------
Total                                      575                    $43,680,054.69                           100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION -GROUP II-A

             Range of               Number of Loans      Aggregate Principal             % of Group II-A by
     Original Loan Amount ($)                            Balance Outstanding        Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
10,000.00 - 19,999.99                      41                 $626,892.92                        1.44%
20,000.00 - 29,999.99                      53                1,341,753.43                        3.07
30,000.00 - 39,999.99                      55                1,925,511.46                        4.41
40,000.00 - 49,999.99                      51                2,312,438.43                        5.29
50,000.00 - 59,999.99                      55                3,021,617.25                        6.92
60,000.00 - 69,999.99                      40                2,569,478.86                        5.88
70,000.00 - 79,999.99                      60                4,434,357.76                       10.15
80,000.00 - 89,999.99                      39                3,299,935.45                        7.55
90,000.00 - 99,999.99                      40                3,787,603.69                        8.67
100,000.00 - 109,999.99                    24                2,490,988.15                        5.70
110,000.00 - 119,999.99                    19                2,172,508.42                        4.97
120,000.00 - 129,999.99                    20                2,495,952.45                        5.71
130,000.00 - 139,999.99                    21                2,822,943.91                        6.46
140,000.00 - 149,999.99                    10                1,440,882.85                        3.30
150,000.00 - 159,999.99                    13                2,013,667.24                        4.61
160,000.00 - 169,999.99                     7                1,141,163.24                        2.61
170,000.00 - 179,999.99                     9                1,564,721.12                        3.58
180,000.00 - 189,999.99                     2                  366,786.98                        0.84
190,000.00 - 199,999.99                     5                  977,609.87                        2.24
200,000.00 - 209,999.99                     1                  207,580.92                        0.48
210,000.00 - 219,999.99                     2                  418,606.53                        0.96
220,000.00 - 229,999.99                     1                  228,374.22                        0.52
240,000.00 - 249,999.99                     1                  244,520.90                        0.56
270,000.00 - 279,999.99                     1                  270,009.66                        0.62
280,000.00 - 289,999.99                     2                  576,944.21                        1.32
300,000.00 - 309,999.99                     2                  605,024.15                        1.39
320,000.00 - 329,999.99                     1                  322,180.62                        0.74
-----------------------                   ---              --------------                      ------
Total                                     575              $43,680,054.69                      100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
INTEREST RATE DISTRIBUTION - GROUP II-A

     Range of Mortgage                                    Aggregate Principal               % of Group II-A by
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding         Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                             1                    $22,181.18                            0.05%
8.001 - 8.500                             2                    407,005.97                            0.93
8.501 - 9.000                             2                    227,091.39                            0.52
9.001 - 9.500                             4                    264,666.38                            0.61
9.501 - 10.000                            2                    136,099.71                            0.31
10.001 - 10.500                           6                    694,354.59                            1.59
10.501 - 11.000                          20                  2,871,336.06                            6.57
11.001 - 11.500                          20                  2,497,650.52                            5.72
11.501 - 12.000                          49                  5,487,909.49                           12.56
12.001 - 12.500                          47                  4,991,535.26                           11.43
12.501 - 13.000                         110                 10,181,713.38                           23.31
13.001 - 13.500                          75                  5,089,777.61                           11.65
13.501 - 14.000                          74                  4,289,603.79                            9.82
14.001 - 14.500                          91                  4,024,307.73                            9.21
14.501 - 15.000                          55                  2,046,105.79                            4.68
15.001 - 15.500                           2                     86,874.94                            0.20
15.501 - 16.000                           3                     51,466.61                            0.12
16.001 - 16.500                           4                    168,551.81                            0.39
16.501 - 17.000                           1                     29,934.02                            0.07
17.001 - 17.500                           1                     18,101.43                            0.04
17.501 - 18.000                           3                     37,552.18                            0.09
18.001 - 18.500                           1                     10,948.35                            0.03
19.001 - 19.500                           1                     13,841.54                            0.03
20.001 - 20.500                           1                     31,444.96                            0.07
---------------                         ---                --------------                          ------
Total                                   575                $43,680,054.69                          100.00%



================================================================================
REMAINING MONTHS TO MATURITY - GROUP II-A

                                     Number of Loans
       Range of Remaining         as of the Statistical       Aggregate Principal                % of Group II-A by
       Months to Maturity           Calculation Date          Balance Outstanding          Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------------
1 - 60                                        2                      64,142.40                            0.15%
61 - 120                                     22                     920,537.74                            2.11
121 - 180                                   106                   7,925,559.02                           18.14
181 - 240                                   308                  22,162,054.84                           50.74
241 - 300                                    61                   4,262,665.91                            9.76
301 - 360                                    76                   8,345,094.78                           19.11
---------                                   ---                 --------------                          ------
Total                                       575                 $43,680,054.69                          100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
LIEN POSITION - GROUP II-A

                                                        Aggregate Principal                % of Group II-A by
       Lien Position            Number of Loans         Balance Outstanding          Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------
First                                 352                   $34,611,495.23                         79.24%
Second                                221                     8,961,905.28                         20.52
Third                                   2                       106,654.18                          0.24
-----                                 ---                   --------------                        ------
Total                                 575                   $43,680,054.69                        100.00%



================================================================================
COMBINED LOAN-TO-VALUE RATIO - GROUP II-A

      Range of Combined                                  Aggregate Principal                % of Group II-A by
  Loan-to-Value Ratios (%)       Number of Loans         Balance Outstanding          Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------------
     100.001 - 105.000                     429                 $30,671,000.88                           70.22%
     105.001 - 110.000                     126                  11,276,058.93                           25.82
     110.001 - 115.000                      14                   1,074,245.22                            2.46
     115.001 - 120.000                       3                     205,018.70                            0.47
     120.001 - 125.000                       3                     453,730.96                            1.04
     -----------------                     ---                 --------------                          ------
     Total                                 575                 $43,680,054.69                          100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================

DESCRIPTION OF THE COLLATERAL
GROUP II-B
Summary

                                                                           Total               Minimum               Maximum
                                                                           -----               -------               -------
-----------------------------------------------------------------------------------------------------------------------------
Statistical Calculation Date Aggregate Principal Balance          $81,339,155.74
Number of Loans                                                            3,462
Average Original Loan Balance                                         $23,964.91             $2,500.00           $254,661.71
Average Current Loan Balance                                          $23,494.85             $1,120.89           $253,182.61
Weighted Average Combined LTV                                             86.14%                 3.22%               125.00%
Weighted Average Gross Coupon                                            13.520%                7.990%               19.990%
Weighted Average Remaining Term to Maturity (months)                         222                    13                   356
Weighted Average Original Term (months)                                      229                    36                   360
Weighted Average FICO Credit Score                                           672                   483                   816
Weighted Average Debt to Income Ratio                                     37.16%                 1.04%                98.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         Percent of Statistical Calculation
                                                                                         ----------------------------------
                                                          Range                                Date Principal Balance
                                                          -----                                ----------------------
     Fully Amortizing Mortgage Loans                                                                    100.00%

     Lien Position                                        First                                           9.65%
                                                          Second                                         74.21%
                                                          Third                                          16.07%
                                                          Fourth                                          0.08%

     Property Type                                        Manufactured Housing                            1.72%
                                                          Single Family Residence                        88.97%
                                                          Site Built                                      9.24%
                                                          Other                                           0.07%

     Occupancy Status                                     Primary                                       100.00%

     Geographic Distribution                              Pennsylvania                                    9.27%
                                                          New York                                        7.90%
                                                          California                                      7.87%
                                                          Florida                                         7.54%
                                                          New Jersey                                      7.20%

     Largest Zip Code Concentration                       34711 (FL)                                      0.35%

     Delinquency                                          0 - 29 Days                                    99.00%
                                                          30 - 59 Days                                    1.00%

-----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
GEOGRAPHIC DISTRIBUTION - GROUP II-B

                                                       Aggregate Principal              % of Group II-B by
     State or Territory        Number of Loans         Balance Outstanding         Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------
Alabama                               55                  $1,170,685.78                           1.44%
Arizona                               69                   1,672,451.44                           2.06
Arkansas                             192                   3,619,618.56                           4.45
California                           171                   6,402,513.07                           7.87
Colorado                              42                     546,084.63                           0.67
Connecticut                           92                   2,020,580.01                           2.48
Delaware                              23                     601,608.11                           0.74
District of Columbia                   4                      84,695.77                           0.10
Florida                              221                   6,135,266.12                           7.54
Georgia                               51                   1,467,317.67                           1.80
Idaho                                  8                     186,823.40                           0.23
Illinois                             159                   3,082,194.80                           3.79
Indiana                               97                   1,733,375.08                           2.13
Iowa                                  29                     640,612.60                           0.79
Kansas                                45                     913,825.51                           1.12
Kentucky                              46                     872,009.79                           1.07
Louisiana                             24                     583,789.87                           0.72
Maine                                 26                     480,236.38                           0.59
Maryland                              45                   1,256,816.82                           1.55
Massachusetts                         39                     758,018.28                           0.93
Michigan                             161                   3,653,845.79                           4.49
Minnesota                             36                     841,963.57                           1.04
Mississippi                           11                     215,584.60                           0.27
Missouri                             107                   1,871,975.00                           2.30
Montana                                6                     165,622.49                           0.20
Nebraska                              10                     162,323.28                           0.20
Nevada                                32                     932,844.03                           1.15
New Hampshire                          4                      98,542.14                           0.12
New Jersey                           255                   5,857,105.24                           7.20
New Mexico                            19                     432,871.46                           0.53
New York                             276                   6,427,336.21                           7.90
North Carolina                        77                   1,796,623.18                           2.21
North Dakota                           5                     115,972.81                           0.14
Ohio                                 178                   3,470,113.74                           4.27
Oklahoma                              35                     652,451.38                           0.80
Oregon                                16                     421,116.88                           0.52
Pennsylvania                         277                   7,540,918.94                           9.27
Rhode Island                          22                     347,103.70                           0.43
South Carolina                        23                     546,128.48                           0.67
South Dakota                           3                      38,175.62                           0.05
Tennessee                             66                   1,627,993.91                           2.00
Texas                                156                   3,931,487.89                           4.83
Utah                                  14                     340,435.80                           0.42
Vermont                                2                      62,293.24                           0.08
Virginia                             107                   2,721,802.79                           3.35
Washington                            64                   1,534,141.90                           1.89
West Virginia                         21                     515,148.08                           0.63
Wisconsin                             31                     606,855.79                           0.75
Wyoming                               10                     181,854.11                           0.22
-------                            -----                 --------------                         ------
Total                              3,462                 $81,339,155.74                         100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
YEAR OF ORIGINATION - GROUP II-B

                                    Number of Loans      Aggregate Principal             % of Group II-B by
        Year of Origination                              Balance Outstanding        Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
1991                                        1                  $8,956.20                          0.01%
1992                                        4                  15,376.85                          0.02
1993                                        1                   3,478.37                          0.00
1994                                        3                  23,639.12                          0.03
1995                                       14                 135,017.07                          0.17
1996                                        3                  25,285.97                          0.03
1997                                        2                  12,897.58                          0.02
1998                                        8                 178,198.99                          0.22
1999                                      295               8,350,223.80                         10.27
2000                                    2,657              61,536,641.61                         75.65
2001                                      474              11,049,440.18                         13.58
----                                    -----             --------------                        ------
Total                                   3,462             $81,339,155.74                        100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
ORIGINAL LOAN AMOUNT DISTRIBUTION -GROUP II-B

             Range of               Number of Loans      Aggregate Principal             % of Group II-B by
     Original Loan Amount ($)                            Balance Outstanding        Outstanding Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.00 - 9,999.99                             495            $3,467,553.47                           4.26%
10,000.00 - 19,999.99                     1,141            16,275,475.77                          20.01
20,000.00 - 29,999.99                       866            20,785,960.26                          25.55
30,000.00 - 39,999.99                       498            16,840,751.75                          20.70
40,000.00 - 49,999.99                       272            11,657,725.80                          14.33
50,000.00 - 59,999.99                       122             6,286,500.42                           7.73
60,000.00 - 69,999.99                        23             1,465,651.88                           1.80
70,000.00 - 79,999.99                        15             1,108,101.31                           1.36
80,000.00 - 89,999.99                         4               324,428.47                           0.40
90,000.00 - 99,999.99                         8               690,639.05                           0.85
100,000.00 - 109,999.99                       4               413,759.97                           0.51
110,000.00 - 119,999.99                       2               227,701.89                           0.28
120,000.00 - 129,999.99                       2               240,785.82                           0.30
130,000.00 - 139,999.99                       2               263,717.03                           0.32
140,000.00 - 149,999.99                       5               696,151.30                           0.86
150,000.00 - 159,999.99                       1               157,085.95                           0.19
180,000.00 - 189,999.99                       1               183,982.99                           0.23
250,000.00 - 259,999.99                       1               253,182.61                           0.31
-----------------------                   -----           --------------                         ------
Total                                     3,462           $81,339,155.74                         100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
INTEREST RATE DISTRIBUTION - GROUP II-B

     Range of Mortgage                                    Aggregate Principal               % of Group II-B by
  Loan Interest Rates (%)        Number of Loans          Balance Outstanding          Outstanding Principal Balance
-----------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                            11                    $223,006.79                           0.27%
8.001 - 8.500                             3                      70,435.07                           0.09
8.501 - 9.000                            55                   1,851,121.98                           2.28
9.001 - 9.500                            15                     630,067.50                           0.77
9.501 - 10.000                           93                   3,526,115.56                           4.34
10.001 - 10.500                         159                   5,048,112.47                           6.21
10.501 - 11.000                         177                   4,451,534.64                           5.47
11.001 - 11.500                         105                   3,321,046.49                           4.08
11.501 - 12.000                         318                   6,714,345.33                           8.25
12.001 - 12.500                         120                   3,143,019.61                           3.86
12.501 - 13.000                         295                   7,374,510.06                           9.07
13.001 - 13.500                         132                   3,302,273.14                           4.06
13.501 - 14.000                         403                   8,738,060.57                          10.74
14.001 - 14.500                         222                   4,832,323.05                           5.94
14.501 - 15.000                         560                  10,691,442.71                          13.14
15.001 - 15.500                         125                   2,896,868.30                           3.56
15.501 - 16.000                         217                   4,527,334.32                           5.57
16.001 - 16.500                          59                   1,413,640.93                           1.74
16.501 - 17.000                         178                   3,760,080.29                           4.62
17.001 - 17.500                          38                     917,641.30                           1.13
17.501 - 18.000                         103                   2,252,207.89                           2.77
18.001 - 18.500                          19                     412,174.31                           0.51
18.501 - 19.000                          44                   1,043,106.56                           1.28
19.001 - 19.500                           7                     141,272.78                           0.17
19.501 - 20.000                           4                      57,414.09                           0.07
---------------                       -----                 --------------                         ------
Total                                 3,462                 $81,339,155.74                         100.00%




================================================================================
REMAINING MONTHS TO MATURITY - GROUP II-B

                                    Number of Loans
      Range of Remaining         as of the Statistical       Aggregate Principal                 % of Group II-B by
      Months to Maturity           Calculation Date          Balance Outstanding            Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------------
1 - 60                                      148                 $1,300,789.75                            1.60%
61 - 120                                    773                 11,619,196.81                           14.28
121 - 180                                   831                 18,246,822.17                           22.43
181 - 240                                   726                 16,677,430.32                           20.50
241 - 300                                   980                 33,317,387.71                           40.96
301 - 360                                     4                    177,528.98                            0.22
---------                                 -----                --------------                          ------
Total                                     3,462                $81,339,155.74                          100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


================================================================================
LIEN POSITION - GROUP II-B

                                                        Aggregate Principal                % of Group II-B by
       Lien Position            Number of Loans         Balance Outstanding          Outstanding Principal Balance
------------------------------------------------------------------------------------------------------------------------
First                                  243                 $7,845,919.73                           9.65%
Second                               2,704                 60,357,936.18                          74.21
Third                                  512                 13,071,005.15                          16.07
Fourth                                   3                     64,294.68                           0.08
------                               -----                --------------                         ------
Total                                3,462                $81,339,155.74                         100.00%



================================================================================
COMBINED LOAN-TO-VALUE RATIO -  GROUP II-B

      Range of Combined                                  Aggregate Principal                 % of Group II by
  Loan-to-Value Ratios (%)       Number of Loans         Balance Outstanding          Outstanding Principal Balance
-------------------------------------------------------------------------------------------------------------------------
     0.001 - 5.000                           7                    $46,328.23                            0.06%
     5.001 - 10.000                         24                    265,968.76                            0.33
     10.001 - 15.000                        41                    476,848.64                            0.59
     15.001 - 20.000                        34                    603,952.98                            0.74
     20.001 - 25.000                        58                    887,472.33                            1.09
     25.001 - 30.000                        46                    841,988.17                            1.04
     30.001 - 35.000                        48                    777,968.50                            0.96
     35.001 - 40.000                        45                    750,567.00                            0.92
     40.001 - 45.000                        60                  1,391,590.76                            1.71
     45.001 - 50.000                        66                  1,323,310.85                            1.63
     50.001 - 55.000                        65                  1,093,902.02                            1.34
     55.001 - 60.000                        64                  1,268,440.98                            1.56
     60.001 - 65.000                        90                  1,886,291.70                            2.32
     65.001 - 70.000                       121                  2,252,789.61                            2.77
     70.001 - 75.000                       138                  3,218,468.43                            3.96
     75.001 - 80.000                       181                  4,047,164.95                            4.98
     80.001 - 85.000                       188                  4,446,763.10                            5.47
     85.001 - 90.000                       277                  6,624,275.71                            8.14
     90.001 - 95.000                       444                 10,507,383.27                           12.92
     95.001 - 100.000                      911                 20,208,040.00                           24.84
     100.001 - 105.000                     389                 13,312,662.37                           16.37
     105.001 - 110.000                      95                  3,182,435.01                            3.91
     110.001 - 115.000                      14                    549,981.29                            0.68
     115.001 - 120.000                      12                    304,374.84                            0.37
     120.001 - 125.000                      44                  1,070,186.24                            1.32
     -----------------                   -----                --------------                          ------
     Total                               3,462                $81,339,155.74                          100.00%



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


PREPAYMENT SCENARIOS

                        Scenario I    Scenario II    Scenario III    Scenario IV      Scenario V     Scenario VI     Scenario VII
                        ----------    -----------    ------------    -----------      ----------     -----------     ------------
Group I (PPC)*             0.0%          75.0%          100.0%          125.0%          150.0%          175.0%          200.0%
Group II (PPC)*            0.0%          60.0%           80.0%          100.0%          120.0%          140.0%          160.0%

Weighted Average Life Table (to call)

                              Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                              ----------    -----------    ------------    -----------    ----------    -----------   ------------
I-A-1
  WAL (yrs)                      8.52           1.30           1.05           0.90           0.80           0.72          0.66
  Mod Dur (Price @100%)          6.40           1.21           0.99           0.85           0.76           0.69          0.63
  First Prin Pay               6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                     1/15/2016     11/15/2003      4/15/2003     12/15/2002      9/15/2002     8/15/2002      6/15/2002
  Prin Window (mos)               176            30             23             19             16             15            13
I-A-2
  WAL (yrs)                      15.60          3.15           2.44           2.00           1.70           1.49          1.33
  Mod Dur (Price @100%)          10.25          2.82           2.23           1.85           1.59           1.39          1.25
  First Prin Pay               1/15/2016     11/15/2003      4/15/2003     12/15/2002      9/15/2002     8/15/2002      6/15/2002
  Maturity                     6/15/2018      2/15/2005      4/15/2004      9/15/2003      5/15/2003     2/15/2003     11/15/2002
  Prin Window (mos)               30             16             13             10              9             7              6
I-A-3
  WAL (yrs)                      18.77          4.93           3.77           3.00           2.41           2.08          1.83
  Mod Dur (Price @100%)          11.03          4.15           3.28           2.67           2.19           1.90          1.69
  First Prin Pay               6/15/2018      2/15/2005      4/15/2004      9/15/2003      5/15/2003     2/15/2003     11/15/2002
  Maturity                     3/15/2021     11/15/2007      5/15/2006      5/15/2005      3/15/2004     10/15/2003     6/15/2003
  Prin Window (mos)               34             34             26             21             11             9              8
I-A-4
  WAL (yrs)                      21.95          8.14           6.23           5.00           3.94           2.74          2.39
  Mod Dur (Price @100%)          11.23          6.09           4.94           4.12           3.35           2.43          2.14
  First Prin Pay               3/15/2021     11/15/2007      5/15/2006      5/15/2005      3/15/2004     10/15/2003     6/15/2003
  Maturity                     1/15/2026      6/15/2011      1/15/2009      7/15/2007      6/15/2006     5/15/2004     12/15/2003
  Prin Window (mos)               59             44             33             27             28             8              7
I-A-5
  WAL (yrs)                      26.77          12.23          9.44           7.56           6.28           5.28          3.62
  Mod Dur (Price @100%)          11.48          7.86           6.62           5.63           4.88           4.24          3.06
  First Prin Pay               1/15/2026      6/15/2011      1/15/2009      7/15/2007      6/15/2006     5/15/2004     12/15/2003
  Maturity                     8/15/2028      3/15/2014      4/15/2011      4/15/2009     12/15/2007     12/15/2006     2/15/2006
  Prin Window (mos)               32             34             28             22             19             32            27
I-IO
  WAL (yrs)                      1.71           1.71           1.71           1.71           1.71           1.71          1.71
  Mod Dur (Price @8.10%)         0.86           0.86           0.86           0.86           0.86           0.86          0.86
  First Prin Pay               1/15/2003      1/15/2003      1/15/2003      1/15/2003      1/15/2003     1/15/2003      1/15/2003
  Maturity                     1/15/2003      1/15/2003      1/15/2003      1/15/2003      1/15/2003     1/15/2003      1/15/2003
  Prin Window (mos)                1              1              1              1              1             1              1

Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


Weighted Average Life Table (to call) (continued)

                              Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                              ----------    -----------    ------------    -----------    ----------    -----------   ------------
I-M-1
  WAL (yrs)                      22.77          8.65           6.65           5.38           4.72           4.45          4.51
  Mod Dur (Price @100%)          10.78          6.07           5.00           4.25           3.84           3.68          3.73
  First Prin Pay               7/15/2019      9/15/2005      9/15/2004      7/15/2004      9/15/2004     12/15/2004     3/15/2005
  Maturity                     8/15/2028      3/15/2014      4/15/2011      4/15/2009     12/15/2007     12/15/2006     2/15/2006
  Prin Window (mos)               110            103            80             58             40             25            12
I-M-2
  WAL (yrs)                      22.77          8.65           6.65           5.37           4.61           4.18          3.96
  Mod Dur (Price @100%)          10.28          5.93           4.90           4.16           3.70           3.43          3.28
  First Prin Pay               7/15/2019      9/15/2005      9/15/2004      6/15/2004      7/15/2004     8/15/2004     10/15/2004
  Maturity                     8/15/2028      3/15/2014      4/15/2011      4/15/2009     12/15/2007     12/15/2006     2/15/2006
  Prin Window (mos)               110            103            80             59             42             29            17
I-B-1
  WAL (yrs)                      22.77          8.65           6.65           5.36           4.57           4.08          3.76
  Mod Dur (Price @100%)          8.92           5.49           4.61           3.94           3.50           3.21          3.02
  First Prin Pay               7/15/2019      9/15/2005      9/15/2004      6/15/2004      6/15/2004     7/15/2004      7/15/2004
  Maturity                     8/15/2028      3/15/2014      4/15/2011      4/15/2009     12/15/2007     12/15/2006     2/15/2006
  Prin Window (mos)               110            103            80             59             43             30            20

Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


Weighted Average Life Table (to call) (continued)

                              Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                              ----------    -----------    ------------    -----------    ----------    -----------   ------------
II-A-1A
  WAL (yrs)                      14.95          4.96           3.87           3.15           2.61           2.17          1.77
  Mod Dur (Price @100%)          8.78           3.74           3.07           2.58           2.20           1.87          1.57
  First Prin Pay               6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                     2/15/2024     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)               273            162            132            109            92             79            69
II-A-1
  WAL (yrs)                      5.59           1.52           1.21           1.00           0.86           0.75          0.66
  Mod Dur (Price @100%)          4.54           1.41           1.13           0.94           0.81           0.71          0.63
  First Prin Pay               6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                    12/15/2011      8/15/2004     12/15/2003      6/15/2003      2/15/2003     11/15/2002     9/15/2002
  Prin Window (mos)               127            39             31             25             21             18            16
II-A-2
  WAL (yrs)                      12.75          4.62           3.66           3.00           2.41           2.06          1.80
  Mod Dur (Price @100%)          8.60           3.90           3.17           2.65           2.17           1.88          1.66
  First Prin Pay              12/15/2011      8/15/2004     12/15/2003      6/15/2003      2/15/2003     11/15/2002     9/15/2002
  Maturity                     2/15/2016      3/15/2008     11/15/2006     11/15/2005      2/15/2005     12/15/2003     8/15/2003
  Prin Window (mos)               51             44             36             30             25             14            12
II-A-3
  WAL (yrs)                      18.62          10.40          8.50           7.07           5.99           4.77          3.51
  Mod Dur (Price @100%)          9.81           6.96           6.06           5.29           4.65           3.83          2.94
  First Prin Pay               2/15/2016      3/15/2008     11/15/2006     11/15/2005      2/15/2005     12/15/2003     8/15/2003
  Maturity                    11/15/2023     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)               94             81             67             56             48             49            43
II-M-1
  WAL (yrs)                      19.31          9.26           7.42           6.10           5.29           4.94          5.05
  Mod Dur (Price @100%)          9.75           6.27           5.35           4.62           4.15           3.96          4.05
  First Prin Pay              11/15/2015      1/15/2006      1/15/2005      6/15/2004     10/15/2004     2/15/2005      7/15/2005
  Maturity                     2/15/2024     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)               100            107            89             73             52             35            20
II-M-2
  WAL (yrs)                      19.31          9.26           7.42           6.10           5.24           4.72          4.48
  Mod Dur (Price @100%)          9.05           5.99           5.15           4.47           3.99           3.70          3.57
  First Prin Pay              11/15/2015      1/15/2006      1/15/2005      6/15/2004      8/15/2004     10/15/2004     1/15/2005
  Maturity                     2/15/2024     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)               100            107            89             73             54             39            26
II-B-1
  WAL (yrs)                      19.31          9.26           7.42           6.10           5.21           4.63          4.28
  Mod Dur (Price @100%)          8.01           5.55           4.82           4.22           3.78           3.47          3.28
  First Prin Pay              11/15/2015      1/15/2006      1/15/2005      6/15/2004      7/15/2004     8/15/2004      9/15/2004
  Maturity                     2/15/2024     11/15/2014      5/15/2012      6/15/2010      1/15/2009     12/15/2007     2/15/2007
  Prin Window (mos)               100            107            89             73             55             41            30

Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


Weighted Average Life Table (to maturity)

                              Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                              ----------    -----------    ------------    -----------    ----------    -----------   ------------
I-A-1
  WAL (yrs)                      8.52           1.30           1.05           0.90           0.80           0.72          0.66
  Mod Dur (Price @100%)          6.40           1.21           0.99           0.85           0.76           0.69          0.63
  First Prin Pay               6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                     1/15/2016     11/15/2003      4/15/2003     12/15/2002      9/15/2002     8/15/2002      6/15/2002
  Prin Window (mos)               176            30             23             19             16             15            13
I-A-2
  WAL (yrs)                      15.60          3.15           2.44           2.00           1.70           1.49          1.33
  Mod Dur (Price @100%)          10.25          2.82           2.23           1.85           1.59           1.39          1.25
  First Prin Pay               1/15/2016     11/15/2003      4/15/2003     12/15/2002      9/15/2002     8/15/2002      6/15/2002
  Maturity                     6/15/2018      2/15/2005      4/15/2004      9/15/2003      5/15/2003     2/15/2003     11/15/2002
  Prin Window (mos)               30             16             13             10              9             7              6
I-A-3
  WAL (yrs)                      18.77          4.93           3.77           3.00           2.41           2.08          1.83
  Mod Dur (Price @100%)          11.03          4.15           3.28           2.67           2.19           1.90          1.69
  First Prin Pay               6/15/2018      2/15/2005      4/15/2004      9/15/2003      5/15/2003     2/15/2003     11/15/2002
  Maturity                     3/15/2021     11/15/2007      5/15/2006      5/15/2005      3/15/2004     10/15/2003     6/15/2003
  Prin Window (mos)               34             34             26             21             11             9              8
I-A-4
  WAL (yrs)                      21.95          8.14           6.23           5.00           3.94           2.74          2.39
  Mod Dur (Price @100%)          11.23          6.09           4.94           4.12           3.35           2.43          2.14
  First Prin Pay               3/15/2021     11/15/2007      5/15/2006      5/15/2005      3/15/2004     10/15/2003     6/15/2003
  Maturity                     1/15/2026      6/15/2011      1/15/2009      7/15/2007      6/15/2006     5/15/2004     12/15/2003
  Prin Window (mos)               59             44             33             27             28             8              7
I-A-5
  WAL (yrs)                      27.59          14.32          11.38          9.23           7.66           6.44          4.57
  Mod Dur (Price @100%)          11.59          8.52           7.39           6.41           5.61           4.91          3.65
  First Prin Pay               1/15/2026      6/15/2011      1/15/2009      7/15/2007      6/15/2006     5/15/2004     12/15/2003
  Maturity                     3/15/2031     10/15/2024      2/15/2021      2/15/2018      8/15/2015     6/15/2013      9/15/2011
  Prin Window (mos)               63             161            146            128            111           110            94
I-IO
  WAL (yrs)                      1.71           1.71           1.71           1.71           1.71           1.71          1.71
  Mod Dur (Price @8.10%)         0.86           0.86           0.86           0.86           0.86           0.86          0.86
  First Prin Pay               1/15/2003      1/15/2003      1/15/2003      1/15/2003      1/15/2003     1/15/2003      1/15/2003
  Maturity                     1/15/2003      1/15/2003      1/15/2003      1/15/2003      1/15/2003     1/15/2003      1/15/2003
  Prin Window (mos)                1              1              1              1              1             1              1

Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


Weighted Average Life Table (to maturity) (continued)

                              Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                              ----------    -----------    ------------    -----------    ----------    -----------   ------------
I-M-1
  WAL (yrs)                      23.05          9.33           7.27           5.92           5.16           4.82          4.91
  Mod Dur (Price @100%)          10.81          6.29           5.25           4.50           4.07           3.89          3.98
  First Prin Pay               7/15/2019      9/15/2005      9/15/2004      7/15/2004      9/15/2004     12/15/2004     3/15/2005
  Maturity                     1/15/2031      5/15/2021      9/15/2018     10/15/2015      6/15/2013     7/15/2011      2/15/2010
  Prin Window (mos)               139            189            169            136            106            80            60
I-M-2
  WAL (yrs)                      23.04          9.27           7.20           5.84           5.00           4.50          4.24
  Mod Dur (Price @100%)          10.31          6.11           5.12           4.38           3.90           3.61          3.46
  First Prin Pay               7/15/2019      9/15/2005      9/15/2004      6/15/2004      7/15/2004     8/15/2004     10/15/2004
  Maturity                    10/15/2030      9/15/2020      1/15/2017      5/15/2014      2/15/2012     6/15/2010      3/15/2009
  Prin Window (mos)               136            181            149            120            92             71            54
I-B-1
  WAL (yrs)                      22.97          9.04           6.99           5.65           4.81           4.27          3.93
  Mod Dur (Price @100%)          8.93           5.59           4.72           4.06           3.62           3.32          3.12
  First Prin Pay               7/15/2019      9/15/2005      9/15/2004      6/15/2004      6/15/2004     7/15/2004      7/15/2004
  Maturity                     6/15/2030      7/15/2018      3/15/2015      7/15/2012      8/15/2010     3/15/2009      2/15/2008
  Prin Window (mos)               132            155            127            98             75             57            44

Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR CONSECO FINANCE CERTIFICATES FOR HOME EQUITY
AND HOME IMPROVEMENT LOANS, SERIES 2001-B
================================================================================


Weighted Average Life Table (to maturity) (continued)

                              Scenario I    Scenario II    Scenario III    Scenario IV    Scenario V    Scenario VI   Scenario VII
                              ----------    -----------    ------------    -----------    ----------    -----------   ------------
II-A-1A
  WAL (yrs)                      15.34          5.45           4.32           3.55           2.95           2.47          2.03
  Mod Dur (Price @100%)          8.87           3.91           3.25           2.77           2.38           2.04          1.72
  First Prin Pay               6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                     5/15/2030      5/15/2024     11/15/2021     12/15/2019      8/15/2017     8/15/2015     12/15/2013
  Prin Window (mos)               348            276            246            223            195           171            151
II-A-1
  WAL (yrs)                      5.59           1.52           1.21           1.00           0.86           0.75          0.66
  Mod Dur (Price @100%)          4.54           1.41           1.13           0.94           0.81           0.71          0.63
  First Prin Pay               6/15/2001      6/15/2001      6/15/2001      6/15/2001      6/15/2001     6/15/2001      6/15/2001
  Maturity                    12/15/2011      8/15/2004     12/15/2003      6/15/2003      2/15/2003     11/15/2002     9/15/2002
  Prin Window (mos)               127            39             31             25             21             18            16
II-A-2
  WAL (yrs)                      12.75          4.62           3.66           3.00           2.41           2.06          1.80
  Mod Dur (Price @100%)          8.60           3.90           3.17           2.65           2.17           1.88          1.66
  First Prin Pay              12/15/2011      8/15/2004     12/15/2003      6/15/2003      2/15/2003     11/15/2002     9/15/2002
  Maturity                     2/15/2016      3/15/2008     11/15/2006     11/15/2005      2/15/2005     12/15/2003     8/15/2003
  Prin Window (mos)               51             44             36             30             25             14            12
II-A-3
  WAL (yrs)                      18.62          10.88          9.04           7.61           6.49           5.21          3.88
  Mod Dur (Price @100%)          9.81           7.12           6.27           5.53           4.90           4.07          3.17
  First Prin Pay               2/15/2016      3/15/2008     11/15/2006     11/15/2005      2/15/2005     12/15/2003     8/15/2003
  Maturity                    11/15/2023      5/15/2020      7/15/2018      5/15/2016      7/15/2014     11/15/2012     3/15/2011
  Prin Window (mos)               94             147            141            127            114           108            92
II-M-1
  WAL (yrs)                      19.69          9.94           8.09           6.71           5.83           5.41          5.46
  Mod Dur (Price @100%)          9.81           6.46           5.59           4.87           4.40           4.20          4.27
  First Prin Pay              11/15/2015      1/15/2006      1/15/2005      6/15/2004     10/15/2004     2/15/2005      7/15/2005
  Maturity                     9/15/2029     10/15/2022      8/15/2020      2/15/2018     11/15/2015     1/15/2014      6/15/2012
  Prin Window (mos)               167            202            188            165            134           108            84
II-M-2
  WAL (yrs)                      19.67          9.91           8.06           6.68           5.75           5.17          4.87
  Mod Dur (Price @100%)          9.10           6.15           5.35           4.68           4.21           3.91          3.77
  First Prin Pay              11/15/2015      1/15/2006      1/15/2005      6/15/2004      8/15/2004     10/15/2004     1/15/2005
  Maturity                     2/15/2029      9/15/2021      8/15/2019      1/15/2017      1/15/2015     3/15/2013      9/15/2011
  Prin Window (mos)               160            189            176            152            126           102            81
II-B-1
  WAL (yrs)                      19.61          9.88           8.01           6.64           5.68           5.04          4.63
  Mod Dur (Price @100%)          8.03           5.67           4.97           4.39           3.95           3.64          3.45
  First Prin Pay              11/15/2015      1/15/2006      1/15/2005      6/15/2004      7/15/2004     8/15/2004      9/15/2004
  Maturity                     2/15/2028      2/15/2021      7/15/2018     11/15/2015      1/15/2014     4/15/2012     11/15/2010
  Prin Window (mos)               148            182            163            138            115            93            75

Note: 100% PPC assumes a 4% CPR at month 1, ramping up to 20% CPR in 12 months, and remaining constant thereafter.



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.